UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2016

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CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, Suite 113 St. Augustine, FL	32095
(Address of Principal Executive Offices)	(Zip Code)

(904) 824-3133

(Registrant’s telephone number, including area code)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Creative Learning Corporation’s (“CLC”) founder, Michelle Cote, resigned as a member of CLC’s board of directors, effective as of October 18, 2016.  Ms. Cote continues to serve as CLC’s President, and will focus her attention upon serving CLC’s franchisees, especially in the area of developing curricula and improving CLC’s franchisee support efforts.   With Ms. Cote’s departure, the CLC board of directors will consist of four independent outside directors who will work with Ms. Cote and others in management.

Item 8.01 Other Events.

On October 20, 2016, CLC issued a press release regarding Ms. Cote’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

99.1

Press release issued October 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 20, 2016
CREATIVE LEARNING CORPORATION

	By:	/s/ Christian Miller
Name: Christian Miller
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release issued October 20, 2016.